                                     BYLAWS

                                       OF

                               CPS SYSTEMS, INC.

                               TABLE OF CONTENTS
                               -----------------

                                                                Page
PREAMBLE

ARTICLE ONE:  Offices
     1.01  Registered Office and Agent.......................     1
     1.02  Other Offices.....................................     1

ARTICLE TWO:  Shareholders
     2.01  Annual Meetings...................................     1
     2.02  Special Meetings..................................     1
     2.03  Place of Meetings.................................     2
     2.04  Notice............................................     2
     2.05  Voting List.......................................     2
     2.06  Voting of Shares..................................     2
     2.07  Quorum; Withdrawal of Quorum......................     3
     2.08  Majority Vote.....................................     3
     2.09  Method of Voting; Proxies.........................     3
     2.10  Closing of Transfer Records; Record Date..........     3
     2.11  Officers Duties at Meeting........................     4
     2.12  Advance Notice of Shareholder Nominations
           and Proposals.....................................     4

ARTICLE THREE:  Directors
     3.01  Management........................................     6
     3.02  Number; Election; Term; Qualification.............     6
     3.03  Changes in Number.................................     6
     3.04  Removal...........................................     7
     3.05  Vacancies.........................................     7
     3.06  Place of Meetings.................................     7
     3.07  First Meeting.....................................     7
     3.08  Regular Meetings..................................     8
     3.09  Special Meetings; Notice..........................     8
     3.10  Quorum; Majority Vote.............................     8
     3.11  Procedure; Minutes................................     8
     3.12  Presumption of Assent.............................     8
     3.13  Compensation......................................     8
     3.14  Action Without Meeting............................     8

ARTICLE FOUR:  Committees
     4.01  Designation.......................................     9
     4.02  Number; Qualification; Term.......................     9
     4.03  Authority.........................................     9

                                                                Page

     4.04  Committee Changes.................................    10
     4.05  Regular Meetings..................................    10
     4.06  Special Meetings..................................    10
     4.07  Quorum; Majority Vote.............................    10
     4.08  Minutes...........................................    11
     4.09  Compensation......................................    11
     4.10  Responsibility....................................    11

ARTICLE FIVE:  General Provisions Relating to Meetings
     5.01  Notice............................................    11
     5.02  Waiver of Notice..................................    11
     5.03  Telephone and Similar Meetings....................    11

ARTICLE SIX:  Officers and Other Agents
     6.01  Number; Titles; Election; Term; Qualification.....    12
     6.02  Removal...........................................    12
     6.03  Vacancies.........................................    12
     6.04  Authority.........................................    12
     6.05  Compensation......................................    12
     6.06  Chairman of the Board.............................    12
     6.07  Chief Executive Officer...........................    12
     6.08  President.........................................    13
     6.09  Vice Presidents...................................    13
     6.10  Treasurer.........................................    13
     6.11  Assistant Treasurers..............................    13
     6.12  Secretary.........................................    14
     6.13  Assistant Secretaries.............................    14

ARTICLE SEVEN:  Certificates and Shareholders
     7.01  Certificated and Uncertificated Shares............    14
     7.02  Certificates for Certificated Shares..............    14
     7.03  Issuance..........................................    15
     7.04  Consideration for Shares..........................    15
     7.05  Lost, Stolen, or Destroyed Certificates...........    15
     7.06  Transfer of Shares................................    16
     7.07  Registered Shareholders...........................    16
     7.08  Legends...........................................    16
     7.09  Regulations.......................................    16

ARTICLE EIGHT:  Miscellaneous Provisions
     8.01  Dividends.........................................    17
     8.02  Books and Records.................................    17
     8.03  Fiscal Year.......................................    17
     8.04  Seal..............................................    17

                                                                Page

     8.05  Attestation by the Secretary......................    17
     8.06  Indemnification...................................    17
     8.07  Insurance.........................................    18
     8.08  Resignation.......................................    18
     8.09  Securities of Other Corporations..................    18
     8.10  Amendment of Bylaws...............................    18
     8.11  Invalid Provisions................................    19
     8.12  Headings, Table of Contents.......................    19

                                     BYLAWS

                                       OF

                               CPS SYSTEMS, INC.


                                    PREAMBLE

     These bylaws are subject to, and governed by, the Texas Business Corporation Act and the articles of incorporation of CPS Systems, Inc. (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Texas Business Corporation Act or the provisions of the articles of incorporation of the Corporation, such provisions of the Texas Business Corporation Act or the articles of incorporation of the Corporation, as the case may be, will be controlling.

                                  ARTICLE ONE

                                    Offices

     1.01 Registered Office and Agent.  The registered office and registered
          ---------------------------
agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of Texas.

     1.02 Other Offices.  The Corporation may also have offices at such other
          -------------
places, both within and without the State of Texas, as the board of directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE TWO

                                  Shareholders

     2.01 Annual Meetings.  An annual meeting of shareholders of the Corporation
          ---------------
shall be held during each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, if not a legal holiday in the place where the meeting is to be held, and, if a legal holiday in such place, then on the next business day following, at the time specified in the notice of the meeting. At such meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

     2.02 Special Meetings.  Special meetings of shareholders, unless otherwise
          ----------------
prescribed by statute, may be called by the chairman of the board, president, the board of directors, or by the holders of at least fifty percent of all shares entitled to vote at the meeting. Only business within the purpose or purposes described in the notice of special meeting may be conducted at such special meeting.

     2.03 Place of Meetings.  The annual meeting of shareholders may be held at
          -----------------
any place within or without the State of Texas designated by the board of directors. Special meetings of shareholders may be held at any place within or without the State of Texas designated by the person or persons calling such special meeting as provided in Section 2.02 above. Meetings of shareholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

     2.04 Notice.  Except at otherwise provided by law, written or printed
          ------
notice stating the place, day, and hour of each meeting of the shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting by or at the direction of the president, the secretary, or the person calling the meeting, to each shareholder of record entitled to vote at such meeting.

     2.05 Voting List.  At least ten days before each meeting of shareholders,
          -----------
the secretary shall prepare a complete list of shareholders entitled to vote at such meeting, arranged in alphabetical order, including the address of each shareholder and the number of voting shares held by each shareholder. For a period of ten days prior to such meeting, such list shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder during usual business hours. Such list shall be produced at such meeting, and at all times during such meeting shall be subject to inspection by any shareholder. The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine such list.

     2.06 Voting of Shares.  Treasury shares, shares of the Corporation's own
          ----------------
stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of the Corporation's own stock held by the Corporation in a fiduciary capacity shall not be shares entitled to vote or to be counted in determining the total number of outstanding shares. Shares standing in the name of another domestic or foreign corporation of any type or kind may be voted by such officer, agent, or proxy as the bylaws of such corporation may authorize or, in the absence of such authorization, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian, or conservator may be voted by him, either in person or by proxy, without transfer of such shares into his name so long as such shares form a part of the estate served by him and are in the possession of such estate. Shares held by a trustee may be voted by him, either in person or by proxy, only after the shares have been transferred into his name as trustee. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without transfer of such shares into his name if authority to do so is contained in the court order by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until they have been transferred into the name of the pledgee, and thereafter, the pledgee shall be entitled to vote such shares.

     2.07 Quorum; Withdrawal of Quorum.  A quorum shall be present at a meeting
          ----------------------------
of shareholders if the holders of a majority of the shares entitled to vote are represented at the meeting in person or by proxy, except as otherwise provided by law or the articles of incorporation. If a quorum shall not be present at any meeting of shareholders, the shareholders represented in person or by proxy at such meeting may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting. Once a quorum is present at a meeting of shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting.

     2.08 Majority Vote.  Directors of the Corporation shall be elected by a
          -------------
plurality of the votes case by the holders of shares entitled to vote in the election of directors of the Corporation at a meeting of shareholders at which a quorum is present. Except as otherwise provided by law, the articles of incorporation, or these bylaws, with respect to any matter, the affirmative vote of the holders of a majority of the Corporation's shares entitled to vote on that matter and represented in person or by proxy at a meeting at which a quorum is present shall be the act of the shareholders.

     2.09 Method of Voting; Proxies.  Every shareholder of record shall be
          -------------------------
entitled at every meeting of shareholders to one vote on each matter submitted to a vote, for every share standing in his name on the original share transfer records of the Corporation except to the extent that the voting rights of the shares of any class or classes are increased, limited, or denied by the articles of incorporation. Such share transfer records shall be prima facie evidence as to the identity of shareholders entitled to vote. At any meeting of shareholders, every shareholder having the right to vote may vote either in person or by a proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the secretary of the Corporation before, or at the time of, the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. If no date is stated on a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

     2.10 Closing of Transfer Records; Record Date.  For the purpose of
          ----------------------------------------
determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the board of directors may provide that the share transfer records of the Corporation shall be closed for a stated period but not to exceed in any event sixty days. If the share transfer records are closed for the purpose of determining shareholders entitled to notice of, or to vote at, a meeting of shareholders, such records shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer records, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and if no record date is fixed for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders or entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which the notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 2.10, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the share transfer records and the stated period of closing has expired.

     2.11 Officers Duties at Meetings.  The president shall preside at, and the
          ---------------------------
secretary shall prepare minutes of, each meeting of shareholders, and in the absence of either such officer, his duties shall be performed by some person or persons elected by the vote of the holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy.

     2.12 Advance Notice of Shareholder Nominations and Proposals.
          -------------------------------------------------------

          (a)  Annual Meetings.
               ---------------

          (1) Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (A) by or at the direction of the board of directors or (B) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this bylaw, who is entitled to vote at such meeting and who complies with the notice procedure set forth in this bylaw.

          (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (B) of paragraph (a)(1) of this bylaw, the shareholder must have given timely notice thereof in writing to the secretary of the Corporation and, with respect to business other than a director nomination, must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day prior to the anniversary date of the Corporation's proxy statement released to security holders in connection with the previous year's annual meeting of security holders;

provided, however, that in the event that the date of the annual meeting is more than twenty days before such anniversary date, notice by the shareholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public disclosure of the date of such meeting is first made by the Corporation. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (A) as to each person whom the shareholder proposes to nominate for election or re-election as a director all information relating to such person as required to be disclosed in solicitations of proxies for election of directors in an election contest, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to be named in the proxy statement as a nominee and to serve as director if elected); (B) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class or series and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, and
(iii) a description of any material interest of such shareholder or beneficial owner in such proposal.

          (b) Special Meetings.  Only such business shall be conducted at a
              ----------------
special meeting of shareholders that shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (A) by or at the direction of the board of directors or (B) provided that the board of directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the board of directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the shareholder's notice required by paragraph (a)(2) of this bylaw shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which public disclosure is first made of the date of the special meeting and of the nominee's proposed by the board of directors to be elected at such meeting. In no event shall the public disclosure of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

          (c)  General.
               -------

          (1) Only such persons who are nominated in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provided by law, the articles of incorporation or these bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purpose of this bylaw, "public disclosure" shall mean notice provided to the shareholders by the Corporation.

          (3) Notwithstanding the foregoing provisions of this bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw. Nothing in this bylaw shall be deemed to affect any rights
(A) of shareholders to request inclusion of proposal in the Corporation's proxy statement pursuant to Rule 14A-8 under the Exchange Act or (B) of the holders of any series of preferred stock to elect directors under specified circumstances.

                                 ARTICLE THREE

                                   Directors

     3.01 Management.  The powers of the Corporation shall be exercised by or
          ----------
under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the board of directors.

     3.02 Number; Election; Term; Qualification.  The number of directors which
          -------------------------------------
shall constitute the board of directors shall be not less than one. The number of directors which shall constitute the entire board of directors shall be determined by resolution of the board of directors at any meeting thereof or by the shareholders at any meeting thereof, but shall never be less than one. The directors shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. At each annual meeting of the shareholders of the Corporation, the successors of the class of directors whose term expires at the meeting shall be elected by plurality vote of all shares cast at such meeting to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. No director need be a shareholder, a resident of the State of Texas, or a citizen of the United States.

     3.03 Changes in Number.  No decrease in the number of directors
          -----------------
constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

Any directorship to be filled by reason of an increase in the number of directors may be filled by (i) the shareholders at any annual or special meeting of shareholders called for that purpose or (ii) the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the articles of incorporation, any newly created directorship(s) of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected or by the vote of the holders of the outstanding shares of such class or series, and such directorship(s) shall not in any case be filled by the vote of the remaining directors or by the holders of the outstanding shares of the Corporation as a whole unless otherwise provided in the articles of incorporation.

     3.04 Removal.  At any meeting of shareholders called expressly for that
          -------
purpose, any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors. Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the articles of incorporation, only the holders of shares of that class or series shall be entitled to vote for and against the removal of any director elected by the holders of shares of that class or series.

     3.05 Vacancies.  Any vacancy occurring in the board of directors may be
          ---------
filled by (i) the shareholders at any annual or special meeting of shareholders called for that purpose or (ii) the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected to serve for the unexpired term of his predecessor in office. Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the articles of incorporation, any vacancies in such directorship(s) may be filled by the affirmative vote of majority of the directors elected by such class or series then in office or by a sole remaining director so elected or by the vote of the holders of the outstanding shares of such class or series, and such directorship(s) shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares of the Corporation as a whole unless otherwise provided in the articles of incorporation.

     3.06 Place of Meetings.  The board of directors may hold its meetings in
          -----------------
such place or places within or without the State of Texas as the board of directors may from time to time determine.

     3.07 First Meeting.  Each newly elected board of directors may hold its
          -------------
first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of shareholders, and notice of such meeting shall not be necessary.

     3.08  Regular Meeting.  Regular meetings of the board of directors may be
           ---------------
held without notice at such times and places as may be designated from time to time by resolution of the board of directors and communicated to all directors.

     3.09 Special Meetings; Notice.  Special meetings of the board of directors
          ------------------------
shall be held whenever called by the president or by any director. The person calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each director at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of the board of directors need be specified in the notice or waiver of notice of any special meeting.

     3.10 Quorum; Majority Vote.  At all meetings of the board of directors, a
          ---------------------
majority of the number of directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors, unless the act of a greater number is required by law, the articles of incorporation, or these bylaws.

     3.11 Procedure; Minutes.  At meetings of the board of directors, business
          ------------------
shall be transacted in such order as the board of directors may determine from time to time. The board of directors shall appoint at each meeting a person to preside at the meeting and a person to act as secretary of the meeting. The secretary of the meeting shall prepare minutes of the meeting which shall be delivered to the secretary of the Corporation for placement in the minute books of the Corporation.

     3.12 Presumption of Assent.  A director of the Corporation who is present
          ---------------------
at any meeting of the board of directors at which action on any matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     3.13 Compensation.  Directors, in their capacity as directors, may receive,
          ------------
by resolution of the board of directors, a fixed sum and expenses of attendance, if any, for attending meetings of the board of directors or a stated salary. No director shall be precluded from serving the Corporation in any other capacity or receiving compensation therefor.

     3.14 Action Without Meeting.    Any action which may be taken, or which is
          ----------------------
required by law, the articles of incorporation, or these bylaws to be taken, at a meeting of the board of directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, shall have been signed by all of the members of the board of directors or committee, as the case may be, and such consent shall have the same force and effect, as of the date stated therein, as a unanimous vote of such members of the board of directors or committee, as the case may be, and may be stated as such in any document or instrument filed with the Secretary of state of Texas or in any certificate or other document delivered to any person. The consent may be in one or more counterparts so long as each director or committee member signs one of the counterparts. The signed consent shall be placed in the minute book of the Corporation.

                                  ARTICLE FOUR

                                   Committees

     4.01 Designation.  The board of director may, by resolution adopted by a
          -----------
majority of the entire board of directors, designate one or more committees.

     4.02 Number; Qualification; Term.  The board of directors, by resolution
          ---------------------------
adopted by a majority of the entire board of directors, shall designate one or more of its members as members of any committee and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the board of directors, replace absent or disqualified members at any meeting of that committee. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal, as a committee member or as a director.

     4.03 Authority.  Each committee, to the extent expressly provided in the
          ---------
resolution establishing such committee, shall have and may exercise all of the authority of the board of directors, including, without limitation, the authority to authorize a distribution and to authorize the issuance of shares of the Corporation. Notwithstanding the foregoing, however, no committee shall have the authority of the board of directors in reference to:

          (a) amending the articles of incorporation, except that a committee may, to the extent provided in the resolution designating that committee, exercise the authority of the board of directors vested in it in accordance with
Article 2.13 of the Texas Business Corporation Act;

          (b) proposing a reduction of the stated capital of the Corporation in the manner permitted by Article 4.12 of the Texas Business Corporation Act;

          (c) approving a plan of merger or share exchange of the Corporation;

          (d) recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;

          (e) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof;

          (f) amending, altering, or repealing these bylaws or adopting new bylaws of the Corporation;

          (g) filling vacancies in the board of directors;

          (h) filling vacancies in, or designating alternate members of, any committee;

          (i) filling any directorship to be filled by reason of an increase in the number of directors;

          (j) electing or removing officers of the Corporation or members or alternate members of any committee;

          (k) fixing the compensation of any member or alternate member of any committee; or

          (l) altering or repealing any resolution of the board of directors that by its terms provides that it shall not be amendable or repealable.

     4.04 Committee Changes.  The board of directors shall have the power at any
          -----------------
time to fill vacancies in, to change the membership of, and to discharge any committee.

     4.05 Regular Meetings.  Regular meetings of any committee may be held
          ----------------
without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

     4.06 Special Meetings.  Special meetings of any committee may be held
          ----------------
whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice to any special meeting.

     4.07 Quorum; Majority Vote.  At meetings of any committee, a majority of
          ---------------------
the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the articles of incorporation or these bylaws.

     4.08 Minutes.  Each committee shall cause minutes of its proceedings to be
          -------
prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the secretary of the Corporation for placement in the minute books of the Corporation.

     4.09 Compensation.  Committee members may, by resolution of the board of
          ------------
directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

     4.10 Responsibility.  The designation of any committee and the delegation
          --------------
of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

                                  ARTICLE FIVE

                  General Provisions Relating to the Meetings

     5.01 Notice.  Whenever by law, the articles of incorporation, or these
          ------
bylaws, notice is required to be given to any committee member, director, or shareholder and no provision is made as to how such notice shall be given, it shall be construed to mean that any such notice may be given (a) in person, (b) in writing, by mail, postage prepaid, addressed to such committee member, director, or shareholder at his address as it appears on the books of the Corporation or, in the case of a shareholder, the share transfer records of the Corporation, or (c) by any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be deliverable and given at the time when the same is deposited in the United States mail, postage prepaid, and addressed as aforesaid.

     5.02 Waiver of Notice.  Whenever by law, the articles of incorporation, or
          ----------------
these bylaws, any notice is required to be given to any committee member, shareholder, or director of the Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time notice should have been given, shall be equivalent to the giving of such notice. Attendance of a committee member, shareholder, or director at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     5.03 Telephone and Similar Meetings.  Shareholders, directors, or committee
          ------------------------------
members may participate in and hold a meeting by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                 ARTICLE SIX

                           Officers and Other Agents

          6.01  Number; Titles; Election; Term; Qualification.  The officers of
                ---------------------------------------------
the Corporation shall be a president, one or more vice presidents (and, in the case of each vice president, with such descriptive title, if any, as the board of directors shall determine), a secretary, and a treasurer. The Corporation may also have a chairman of the board, chief executive officer, one or more assistant treasurers, one or more assistant secretaries, and such other officers and such agents as the board of directors may from time to time elect or appoint. The board of directors shall elect a president, vice president, treasurer, and secretary at its first meeting at which a quorum shall be present after the annual meeting of shareholders or whenever a vacancy exists. The board of directors then, or from time to time, may also elect or appoint one or more other officers or agents as it shall deem advisable. Each officer and agent shall hold office for the term for which he is elected or appointed and until his successor has been elected or appointed and qualified. Any person may hold any number of offices. No officers or agent need be a shareholder, a director, a resident of the State of Texas, or a citizen of the United States.

          6.02  Removal.  Any officer or agent elected or appointed by the board
                -------
of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

          6.03  Vacancies.  Any vacancy occurring in any office of the
                ---------
Corporation may be filled by the board of directors.

          6.04  Authority.  Officers shall have such authority and perform such
                ---------
duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

          6.05  Compensation.  The compensation, if any, of officers and agents
                ------------
shall be fixed from time to time by the board of directors; provided, that the board of directors may by resolution delegate to any one or more officers of the Corporation the authority to fix such compensation.

          6.06  Chairman of the Board.  The chairman of the board shall have
                ---------------------
such powers and duties as may be prescribed by the board of directors.

          6.07  Chief Executive Officer.  The chief executive officer shall have
                -----------------------
such powers and duties as may be prescribed by the board of directors. If a chief executive officer is elected or appointed by the board of directors, the chief executive officer will have the same responsibilities and powers (including the power to enter into obligations in the name of the Corporation) as the president, unless the board of directors prescribes otherwise.

          6.08  President.  Unless and to the extent that such powers and duties
                ---------
are expressly delegated to a chairman of the board by the board of directors, the president shall be the chief executive officer of the Corporation and, subject to the supervision of the board of directors, shall have general management and control of the business and property of the Corporation in the ordinary course of its business with all such powers with respect to such general management and control as may be reasonably incident to such responsibilities, including, but not limited to, the power to employ, discharge, or suspend employees and agents of the Corporation, to fix the compensation of employees and agents, and to suspend, with or without cause, any officer of the Corporation pending final action by the board of directors with respect to continued suspension, removal, or reinstatement of such officer. The president may, without limitation, agree upon and execute all division and transfer orders, bonds, contracts, and other obligations in the name of the Corporation.

          6.09  Vice Presidents.
                ---------------

          (a) The Corporation may have one or more executive vice presidents, each with such powers and duties as may be prescribed by the board of directors. In the absence of the president, the executive vice president designated by the board of directors (or in the absence of such designation, by seniority, as determined by the length of time each has held the office of executive vice president continuously) shall exercise the powers of the president.

          (b) The Corporation may have one or more group vice presidents, each with such powers and duties as may be prescribed by the board of directors or as may be delegated from time to time by the president. The group vice presidents shall not be officers of the Corporation and shall not have the power or authority to bind the Corporation in its dealings with third parties.

          6.10  Treasurer.  The treasurer shall have custody of the
                ---------
Corporation's funds and securities, shall keep full and accurate accounts of receipts and disbursements, and shall deposit all moneys and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors. The treasurer shall audit all payrolls and vouchers of the Corporation, receive, audit, and consolidate all operating and financial statements of the Corporation and its various departments, shall supervise the accounting and auditing practices of the Corporation, and shall have charge of matters relating to taxation. Additionally, the treasurer shall have the power to endorse for deposit, collection, or otherwise all checks, drafts, notes, bills of exchange, and other commercial paper payable to the Corporation and to give proper receipts and discharges for all payments to the Corporation. The treasurer shall perform such other duties as may be prescribed by the board of directors or as may be delegated from time to time by the president.

          6.11  Assistant Treasurers.  Each assistant treasurer shall have such
                --------------------
powers and duties as may be prescribed by the board of directors or as may be delegated from time to time by the president. The assistant treasurers (in the order as designated by the board of directors or, in the absence of such designation, as determined by the length of time each has held the office of assistant treasurer continuously) shall exercise the powers of the treasurer during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by an assistant treasurer in the performance of the duties of the treasurer shall be conclusive evidence of the absence or inability to act of the treasurer at the time such action was taken.

          6.12  Secretary.  The secretary shall maintain minutes of all meetings
                ---------
of the board of directors, of any committee, and of the shareholders or consents in lieu of such minutes in the Corporation's minute books, and shall cause notice of such meetings to be given when requested by any person authorized to call such meetings. The secretary may sign with the president, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. The secretary shall have charge of the certificate books, share transfer records, stock ledgers, and such other stock books and papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director at the office of the Corporation during business hours. The secretary shall perform such other duties as may be prescribed by the board of directors or as may be delegated from time to time by the president.

          6.13  Assistant Secretaries.  Each assistant secretary shall have such
                ---------------------
powers and duties as may be prescribed by the board of directors or as may be delegated from time to time by the president. The assistant secretaries (in the order designated by the board of directors or, in the absence of such designation, as determined by the length of time each has held the office of assistant secretary continuously) shall exercise the powers of the secretary during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by an assistant secretary in the performance of the duties of the secretary shall be conclusive evidence of the absence or inability to act of the secretary at the time such action was taken.

                                 ARTICLE SEVEN

                         Certificates and Shareholders

          7.01  Certificated and Uncertificated Shares.  The shares of the
                --------------------------------------
Corporation may be either certificated shares or uncertificated shares. As used herein, the term "certificated shares" means shares represented by instruments in bearer or registered form, and the term "uncertificated shares" means shares not represented by instruments and the transfers of which are registered upon books maintained for that purpose by or on behalf of the Corporation.

          7.02  Certificates for Certificated Shares.  The certificates
                ------------------------------------
representing certificated shares of stock of the Corporation shall be in such form as shall be approved by the board of directors in conformity with law. The certificates shall be consecutively numbered, shall be entered as they are issued in the books of the Corporation or in the records of the Corporation's designated transfer agent, if any, and shall state upon the face thereof: (a) that the Corporation is organized under the laws of the State of Texas; (b) the name of the person to whom issued; (c) the number and class of shares and the designation of the series, if any, which such certificate represents; (d) the par value of each share represented by such certificate, or a statement that the shares are without par value; and (e) such other matters as may be required by law. The certificates shall be signed by the president or any vice president and also by the secretary, an assistant secretary, or any other officer; however, the signatures of any of such officers may be facsimiles. The certificates may be sealed with the seal of the Corporation or a facsimile thereof.

          7.03  Issuance.  Shares with or without par value may be issued for
                --------
such consideration and to such persons as the board of directors may from time to time determine, except in the case of shares with par value the consideration must be at least equal to the par value of such shares. Shares may not be issued until the full amount of the consideration has been paid. After the issuance of uncertificated shares, the Corporation or the transfer agent of the Corporation shall send to the registered owner of such uncertificated shares a written notice containing the information required to be stated on certificates representing shares of stock as set forth in Section 7.02 above and such additional information as may be required by (S)8.408 of the Texas Uniform Commercial Code as currently in effect and as the same may be amended from time to time hereafter.

          7.04  Consideration for Shares.  The consideration for the issuance of
                ------------------------
shares shall consist of any tangible or intangible benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation. In the absence of fraud in the transaction, the judgment of the board of directors as to the value of consideration received shall be conclusive. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable. The consideration received for shares shall be allocated by the board of directors, in accordance with law, between stated capital and surplus accounts.

          7.05  Lost, Stolen, or Destroyed Certificates.  The Corporation shall
                ---------------------------------------
issue a new certificate or certificates in place of any certificate representing shares previously issued if the registered owner of the certificate:

          (a) Claim.  Makes proof by affidavit, in form and substance
              -----
satisfactory to the board of directors or any proper officer, that a previously issued certificate representing shares has been lost, destroyed, or stolen;

          (b) Timely Request.  Requests the issuance of a new certificate before
              --------------
the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

          (c) Bond.  If required by the board of directors or any proper
              ----
officer, in its or such officer's discretion, delivers to the Corporation a bond or indemnity agreement in such form, with such surety or sureties, and with such fixed or open penalty, as the board of directors or such officer may direct, in its or cash officer's discretion, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction, or theft of the certificate; and

          (d) Other Requirements.  Satisfies any other reasonable requirements
              ------------------
imposed by the board of directors.

          7.06  Transfer of Shares.  Shares of stock of the Corporation shall be
                ------------------
transferable only on the books of the Corporation by the shareholders thereof in person or by their duly authorized attorneys or legal representatives. With respect to certificated shares, upon surrender to the Corporation or the transfer agent of the Corporation for transfer of a certificate representing shares duly endorsed and accompanied by any reasonable assurances that such endorsements are genuine and effective as the Corporation may require and after compliance with any applicable law relating to the collection of taxes, the Corporation or its transfer agent shall, if it has no notice of an adverse claim or if it has discharged any duty with respect to any adverse claim, issue one or more new certificates to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. With respect to uncertificated shares, upon delivery to the Corporation or the transfer agent of the Corporation of an instruction originated by an appropriate person (as prescribed by (S)8.308 of the Texas Uniform Commercial Code as currently in effect and as the same may be amended from time to time hereafter) and accompanied by any reasonable assurances that such instruction is genuine and effective as the Corporation may require and after compliance with any applicable law relating to the collection of taxes, the Corporation or its transfer agent shall, if it has no notice of an adverse claim or has discharged any duty with respect to any adverse claim, record the transaction upon its books, and shall send to the new registered owner of such uncertificated shares, and, if the shares have been transferred subject to a registered pledge, to the registered pledgee, a written notice containing the information required to be stated on certificates representing shares of stock set forth in Section 7.02 above and such additional information as may be required by (S)8.408 of the Texas Uniform Commercial Code as currently in effect and as the same may be amended from time to time hereafter.

          7.07  Registered Shareholders.  The Corporation shall be entitled to
                -----------------------
treat the shareholder of record as the shareholder in fact of any shares and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have actual or other notice thereof, except as otherwise provided by law.

          7.08  Legends.  The board of directors shall cause an appropriate
                -------
legend to be placed on certificates representing shares of stock as may be deemed necessary or desirable by the board of directors in order for the Corporation to comply with applicable federal or state securities or other laws.

          7.09  Regulations.  The board of directors shall have the power and
                -----------
authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, or replacement of certificates representing shares of stock of the Corporation.

                                 ARTICLE EIGHT

                            Miscellaneous Provisions

          8.01  Dividends.  Subject to provisions of applicable statutes and the
                ---------
articles of incorporation, dividends may be declared by and at the discretion of the board of directors at any meeting and may be paid in cash, in property, or in shares of stock of the Corporation.

          8.02  Books and Records.  The Corporation shall keep books and records
                -----------------
of account and shall keep minutes of the proceedings of its shareholders, the board of directors, and each committee of the board of directors. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer, giving the names and addresses of all past and current shareholders and the number and class of the shares held by each of such shareholders.

          8.03  Fiscal Year.  The fiscal year of the Corporation shall be fixed
                -----------
by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the board of directors does not defer its determination of the fiscal year, the fiscal year shall be the calendar year.

          8.04  Seal.  The seal, if any, of the Corporation shall be in such
                ----
form as may be approved from time to time by the board of directors. If the board of directors approves a seal, the affixation of such seal shall not be required to create a valid and binding obligation against the Corporation.

          8.05  Attestation by the Secretary.  With respect to any deed, deed of
                ----------------------------
trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

          8.06  Indemnification.    Each person who is or was a director or
                ---------------
officer of the Corporation, or each such person who is or was serving at the request of the board of directors or an officer of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust or other enterprise or employee benefit plan (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation to the fullest extent that a corporation is required or permitted to grant indemnification to such person under the Texas Business Corporation Act and the Texas Miscellaneous Corporation Act as the same may exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this article to the extent provided by applicable laws. Any amendment or repeal of this article shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

          8.07  Insurance.  The Corporation may purchase and maintain insurance
                ---------
or other arrangement on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in such a capacity or arising out of this status as such a person, whether or not the Corporation would have the power to indemnify him against that liability under these bylaws. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. In the absence of fraud, the judgment of the board as to the terms and conditions of the insurance or other arrangement in the identity of the insured or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not voidable and shall not subject the directors approving the insurance or arrangement or liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

          8.08  Resignation.  Any director, committee member, officer, or agent
                -----------
may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the president, or the secretary. Such resignation shall take effect at the time specified in the statement made at the board of directors' meeting or in the written notice, but in no event may the effective time of such resignation be prior to the time such statement is made or such notice is given. If no effective time is specified in the resignation, the resignation shall be effective immediately. Unless a resignation specifies otherwise, it shall be effective without being accepted.

          8.09  Securities of Other Corporations.  The president or any vice
                --------------------------------
president of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

          8.10  Amendment of Bylaws.  The power to amend or repeal these bylaws
                -------------------
or to adopt new bylaws is vested in the board of directors, but is subject to the right of the shareholders to amend or repeal these bylaws or to adopt new bylaws.

          8.11  Invalid Provisions.  If any part of these bylaws is held invalid
                ------------------
or inoperative for any reason, the remaining parts, so far as is possible and reasonable, shall remain valid and operative.

          8.12  Headings; Table of Contents.  The headings and table of contents
                ---------------------------
used in these bylaws are for convenience only and do not constitute matter to be construed in the interpretation of these bylaws.